UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 31, 2022

Avangrid, Inc.

(Exact name of registrant as specified in its charter)

New York	001-37660	14-1798693
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

180 Marsh Hill Road Orange, Connecticut	06477
(Address of principal executive offices)	(Zip Code)

(207) 629-1190

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AGR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 31, 2022, Dennis V. Arriola notified Avangrid, Inc. (the “Corporation”) of his resignation from the Board of Directors (the “Board of Directors”) of the Corporation, effective as of the same date. At the time of his resignation, Mr. Arriola served as a member of the Executive Committee of the Board of Directors.

On June 2, 2022, the Board of Directors (the “Board”) of Avangrid, Inc. (the “Corporation”), upon the recommendation of its Compensation, Nominating and Corporate Governance Committee (the “Committee”), adopted an amendment to the Amended and Restated Executive Variable Pay Plan, which is the Corporation’s annual cash incentive plan providing executive officers (including the “named executive officers” as defined in Item 402 of Regulation S-K under the Securities Act of 1933, as amended) and certain other key employees of the Corporation with the opportunity to earn annual incentive compensation through superior management performance and is intended to promote the future growth and success of the Corporation and its affiliates, and enhance the linkage between employee, customer and shareholder interests.

The amendments approved and reflected in the amendment and restatement of the Amended and Restated Executive Variable Pay Plan (the “Amended and Restated Plan”) are intended to adjust the weighting of the corporate and business area performance metrics for certain participants in the plan, including, without limitation, the Chief Executive Officer of the Corporation, to incorporate a new discretionary performance assessment by the Board with respect to the Chief Executive Officer of the Corporation and by the Chief Executive Officer with respect to certain other participants (including certain “named executive officers”). Each year, a maximum annual incentive opportunity expressed as a percentage of annual base salary is established for each participant, which is dependent on each such participant’s position and the scope of responsibilities. Performance under the Amended and Restated Plan is measured based on achievement of the corporate metrics, the applicable business area and individual metrics, and the new discretionary performance assessment, if applicable, each of which are weighted differently for participants based on their respective roles to reflect the areas where each participant has the most significant impact on the Corporation’s results.

The foregoing summary of the Amended and Restated Plan is qualified in its entirety by reference to the complete text of the plan, a copy of which is filed with this current report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Amended and Restated Executive Variable Pay Plan

104	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVANGRID, INC.

By:	/s/ R. Scott Mahoney
Name:	R. Scott Mahoney
Title:	Senior Vice President – General Counsel and Corporate Secretary

Dated: June 6, 2022

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